UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant  ☒
Filed by a party other than the Registrant ☐
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☐ Preliminary proxy statement                ☐ Confidential, For Use of the Commission Only
☐ Definitive proxy statement                 (as permitted by Rule 14a-6(e)(2))
☒ Definitive additional materials
☐ Soliciting material pursuant to §240-14a-12

Maxim Integrated Products, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

MAXIM INTEGRATED PRODUCTS, INC.
ATTN: MARK CASPER
160 RIO ROBLES
SAN JOSE, CA 95134

HOW TO VOTE:
Please choose one of the following voting methods:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON
You may also vote in person by attending the Annual Meeting and requesting a ballot to vote the shares. Please check the meeting materials for any special requirements for meeting attendance.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M50088-P29825 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MAXIM INTEGRATED PRODUCTS, INC.

The Board of Directors recommends you vote FOR all of the nominees listed below and FOR proposals 2 through 5:

	For All	Withhold All	For All Except
1. To elect seven members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The seven director nominees are as follows:

01) Tunc Doluca
02) B. Kipling Hagopian
03) James R. Bergman
04) Joseph R. Bronson
05) Robert E. Grady
06) William D. Watkins
07) A. R. Frank Wazzan

	For	Against	Abstain
2. To ratify the appointment of Deloitte & Touche LLP as Maxim's independent registered public accounting firm for the fiscal year ending June 29, 2013.	☐	☐	☐
3. To ratify and approve an amendment to Maxim's 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 2,000,000 shares.	☐	☐	☐
4. To ratify and approve an Amendment and Restatement of the Company's 1996 Stock Incentive Plan (the "Plan") to increase the number of shares available for issuance thereunder by 6,000,000 shares, to expand the performance metrics for employee equity grants under the Plan and to make certain other administrative changes.	☐	☐	☐
5. Advisory vote on Executive Compensation.	☐	☐	☐

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check the box to the right then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. **Please do not check the box unless you want to exercise cumulative voting.** ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

10:00 AM, Pacific Time, on Wednesday, November 14, 2012.

Meeting location: Maxim Integrated Products, Inc., Event Center, 160 Rio Robles,
San Jose, California 95134.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K is available at www.proxyvote.com.

M50089-P29825

MAXIM INTEGRATED PRODUCTS, INC.
Annual Meeting of Stockholders
November 14, 2012 10:00 AM
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Mark Casper and Bruce Kiddoo, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all the shares of Common Stock of Maxim Integrated Products, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held on November 14, 2012, at 10:00 AM, Pacific Time, at our Event Center located at 160 Rio Robles, San Jose, California 95134, and any meeting properly reconvened after adjournment or postponement of the Annual Meeting.

In the election of directors, you may vote "FOR" or "WITHHOLD" with regard to all or some of the nominees or cumulate your votes as explained in the proxy statement. A "WITHHOLD" vote with respect to the election of directors will be counted for purposes of determining the presence or absence of a quorum at the annual meeting but will have no other legal effect upon election of directors, as the election of a director only requires a plurality of affirmative "FOR" votes.

For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you elect to "ABSTAIN," the abstention has the same effect as a vote "AGAINST."

CUMULATE____

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 14, 2012.

MAXIM INTEGRATED PRODUCTS, INC.

MAXIM INTEGRATED PRODUCTS, INC.
ATTN: MARK CASPER
160 RIO ROBLES
SAN JOSE, CA 95134

M50090-P29825

Meeting Information

Meeting Type: Annual Meeting
For holders as of: September 17, 2012
Date: November 14, 2012 **Time:** 10:00 AM
Location: Maxim Integrated Products, Inc.
Event Center
160 Rio Robles
San Jose, California 95134

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 31, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M50091-P29825

Voting Items

The Board of Directors recommends you vote FOR all of the nominees listed below and FOR proposals 2 through 5:

1. To elect seven members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

   The seven director nominees are as follows:

   01) Tunc Doluca
   02) B. Kipling Hagopian
   03) James R. Bergman
   04) Joseph R. Bronson
   05) Robert E. Grady
   06) William D. Watkins
   07) A. R. Frank Wazzan

2. To ratify the appointment of Deloitte & Touche LLP as Maxim's independent registered public accounting firm for the fiscal year ending June 29, 2013.

3. To ratify and approve an amendment to Maxim's 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 2,000,000 shares.

4. To ratify and approve an Amendment and Restatement of the Company's 1996 Stock Incentive Plan (the "Plan") to increase the number of shares available for issuance thereunder by 6,000,000 shares, to expand the performance metrics for employee equity grants under the Plan and to make certain other administrative changes.

5. Advisory vote on Executive Compensation.

M50092-P29825

October 1, 2012

Dear Maxim Integrated Stockholders:
I am pleased to provide you with the enclosed Proxy Statement for our 2012 Annual Meeting and Annual Report on Form 10-K for our fiscal year ended June 30, 2012. I am very proud of our results for fiscal 2012, which included many significant accomplishments.
First, Maxim Integrated revenue outperformed its peers during fiscal year 2012 despite the challenging macro environment. Revenues were approximately $2.4 billion, down slightly over fiscal year 2011, but well ahead of our analog peer group during the same timeframe.
Second, we maintained stable gross margins within our long-term target range driven by increasing analog integration as well as our flexible manufacturing model.
Third, we delivered on our commitment of returning cash to stockholders in the form of dividends and buybacks as we returned approximately 21% of revenue during fiscal year 2012. We also recently increased the quarterly dividend by 9% reflecting both confidence in the business model and ability to generate sufficient cash throughout economic cycles.
Last, but not least, Maxim Integrated continued to lead the industry in analog integration as revenue from our high-integration products grew roughly 17% over fiscal year 2011. Customer interest in our high-integration products is strong and continues to increase, with highly integrated products now representing 37% of our total revenue compared to 31% one year ago.
As described in our Proxy Statement, we are asking for your continued support of our equity compensation plans through approval of modest share increases to our 2008 Employee Stock Purchase Plan and our Amended and Restated 1996 Stock Incentive Plan. We have an extremely talented and dedicated workforce, and the share increases are critically important for recruitment and retention. Awards under these Plans also provide appropriate incentives for our employees to deliver superior results for our stockholders. I urge you to vote in favor of these Proposals as set forth in our Proxy Statement.
Thank you for your continuing support, and we look forward to seeing you at the Annual Meeting.

Sincerely,

Tunç Doluca
President and Chief Executive Officer
Maxim Integrated